Exhibit 99.2

Villa Granada, Santa Clara, CA

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended December 31, 2010

BRE Properties, Inc.

Fourth Quarter 2010

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2010

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter ending December 31
	2010	2009
Selected Financial Results

Total revenues (1)	$89,174	$80,983
Total real estate expenses (1)	$28,704	$25,902
G&A expense	$5,116	$4,742
EBITDA (2)	$57,138	$54,604
Interest expense	$21,428	$21,292
Net income/(loss)	$149	($7,156)
Funds from operations (2)	$9,762	$16,045
Net income/(loss) per share (3)	$0.00	($0.13)
FFO per share (2)	$0.15	$0.29

	Twelve months ending December 31
	2010	2009
Total revenues (1)	$341,973	$326,180
Total real estate expenses (1)	$111,326	$102,734
G&A expense	$20,570	$17,390
EBITDA (2)	$222,807	$225,971
Interest expense	$84,894	$82,734
Net income	$41,576	$50,642
Funds from operations (2)	$98,866	$120,789
Net income per share (3)	$0.67	$0.95
FFO per share (2)	$1.58	$2.23

	Q4 2010	Q4 2009
Financial Metrics

Debt-to-EBITDA	7.8x	8.5x
Debt-to-total market capitalization	37.3%	48.0%
Debt-to-gross assets	47.2%	52.4%
Secured debt-to-gross assets	21.4%	21.1%
Fixed charge coverage ratio (4)	2.4x	2.4x
Fixed charge coverage ratio	2.1x	2.0x

Capitalization

BRE common share price, 9/30/10	$41.50
BRE common share price, 12/31/10	$43.50

Common shares and units - Outstanding	65,290

period end
quarter average	64,305
year-to-date average	62,105
Total funded debt	$1,792,918
Preferred equity (liquidation value)	$175,000
Common equity (at market)	$2,840,115
Total market capitalization	$4,808,033
Total assets, gross at 12/31/10	$3,796,703

	Quarter ending December 31
	2010	2009

Same-Store Operating Results
Revenue growth (%)	0.4%	-5.8%
Expense growth (%)	0.4%	3.6%
NOI growth (%)	0.4%	-9.5%
Operating margin	68.8%	68.8%
Occupancy (avg. physical)	95.5%	95.2%

	Twelve months ending December 31
	2010	2009
Revenue growth (%)	-2.0%	-3.9%
Expense growth (%)	1.7%	1.9%
NOI growth (%)	-3.7%	-6.4%
Operating margin	68.1%	69.3%
Occupancy (avg. physical)	95.6%	94.3%
Annual turnover ratio	61.0%	64.5%

	Quarter ending December 31
	2010	2009
Non Same-Store Operating Results

Revenues	$11,594	$3,718
NOI	$7,319	$2,294
Occupancy (avg. physical)	92.0%	88.9%
Gross asset value	$755,958	$282,936
Units	2,404	801

	Twelve months ending December 31
	2010	2009
Revenues	$31,767	$9,719
NOI	$20,384	$5,419
Occupancy (avg. physical)	86.2%	78.2%

Community Information

As of December 31, 2010
Operating:	Properties	Units

Wholly or majority owned
Same-store	66	18,914
Non same-store	9	2,404
Total	75	21,318

Joint venture	13	4,080

Development Pipeline:
Under construction	1	336
Land owned for development	5	1,406
Land under contract	1	361

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Interest expense, excluding non cash interest expense and capitalized interest.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2010

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2010	December 31, 2009
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,464,466	$3,180,633
Construction in progress	29,095	101,354
Less: accumulated depreciation	(640,456)	(583,953)

	2,853,105	2,698,034

Equity in real estate joint ventures:
Investments	61,132	61,999

Land under development	183,291	155,532

Total real estate portfolio	3,097,528	2,915,565

Cash	6,357	5,656
Other assets	52,362	58,787

TOTAL ASSETS	$3,156,247	$2,980,008

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$773,076	$826,918
Unsecured line of credit	209,000	288,000
Mortgage loans payable	810,842	752,157
Accounts payable and accrued expenses	52,070	56,409

Total liabilities	1,844,988	1,923,484

Redeemable noncontrolling interests	34,866	33,605

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at December 31, 2010 and December 31, 2009 , respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 64,675,815 and 55,136,359 at December 31, 2010 and December 31, 2009, respectively.	647	551

Additional paid-in capital	1,275,676	1,022,298

Total shareholders’ equity	1,276,393	1,022,919

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,156,247	$2,980,008

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended December 31, 2010 and 2009

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 12/31/10	Quarter ended 12/31/09	Twelve months ended 12/31/10	Twelve months ended 12/31/09
REVENUES

Rental income	$86,162	$78,248	$329,280	$313,987
Ancillary income	3,012	2,735	12,693	12,193

Total revenues	89,174	80,983	341,973	326,180

EXPENSES

Real estate	$28,704	$25,902	$111,326	$102,734
Provision for depreciation	24,223	21,443	91,784	82,906
Interest	21,428	21,292	84,894	82,734
General and administrative	5,116	4,742	20,570	17,390
Other expenses (1)	211	13,522	5,298	13,522

Total expenses	79,682	86,901	313,872	299,286

Other income	681	876	2,934	3,459

Net (loss)/gain from extinguishment of debt	(22,949)	(870)	(23,507)	1,470

Net (loss)/income before noncontrolling interests, partnership income and discontinued operations	(12,776)	(5,912)	7,528	31,823

Partnership income	586	531	2,178	2,329

(Loss)/Income from continuing operations	(12,190)	(5,381)	9,706	34,152

Discontinued operations:
Discontinued operations, net (2)	401	1,572	5,018	8,614
Net gain on sales of discontinued operations	15,226	—	40,111	21,574

Income from discontinued operations	15,627	1,572	45,129	30,188

NET INCOME/(LOSS)	$3,437	$(3,809)	$54,835	$64,340

Redeemable noncontrolling interest in income	335	394	1,446	1,885

Dividends attributable to preferred stock	2,953	2,953	11,813	11,813

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$149	$(7,156)	$41,576	$50,642

Net income/(loss) per common share - basic	$0.00	$(0.13)	$0.67	$0.95

Net income/(loss) per common share - assuming dilution	$0.00	$(0.13)	$0.67	$0.95

Weighted average shares outstanding - basic (3)	64,305	54,540	61,420	52,760

Weighted average shares outstanding - assuming dilution (3)	64,305	54,540	61,420	52,761

(1)	For the three months ended December 31, 2010, $211,000 of acquisition costs were reported in other expenses. During the twelve months ended December 31, 2010, other expenses include a $1,300,000 one-time charge associated with resignation of our COO and $3,998,000 related to acquisition costs. For the three and twelve months ended December 31, 2009, other expenses include a $12,900,000 abandonment charge related to three sites under option agreements or letters of intent and a $600,000 severance charge.
(2)	For 2009 and 2010, includes four operating properties sold during the twelve months ending December 31, 2010. The 2009 totals also include results from two properties sold in 2009.

	Quarter ended 12/31/10	Quarter ended 12/31/09	Twelve months ended 12/31/10	Twelve months ended 12/31/09
Rental and ancillary income	$885	$4,498	$12,458	$22,666
Real estate expenses	(369)	(1,640)	(4,840)	(8,538)
Provision for depreciation	(115)	(1,286)	(2,600)	(5,514)

Income from discontinued operations, net	$401	$1,572	$5,018	$8,614

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
REVENUES

Rental income	$86,162	$83,752	$80,829	$78,537	$78,248
Ancillary income	3,012	3,436	3,120	3,126	2,735

Total revenues	89,174	87,188	83,949	81,663	80,983

EXPENSES

Real estate	$28,704	$28,337	$27,713	$26,573	$25,902
Provision for depreciation	24,223	23,209	22,470	21,883	21,443
Interest	21,428	21,639	20,727	21,099	21,292
General and administrative	5,116	5,015	5,233	5,206	4,742
Other expenses	211	2,391	1,771	925	13,522

Total expenses	79,682	80,591	77,914	75,686	86,901

Other income	681	741	788	724	876
Net (loss)/gain from extinguishment of debt	(22,949)	—	(558)	—	(870)

(Loss)/income from continuing operations and discontinued operations	(12,776)	7,338	6,265	6,701	(5,912)

Partnership income	586	520	526	547	531

(Loss)/income from continuing operations	(12,190)	7,858	6,791	7,248	(5,381)
Discontinued operations:

Discontinued operations, net (1)	401	1,862	1,151	1,603	1,572
Net gain on sales of discontinued operations	15,226	13,203	11,681	—	—

Income from discontinued operations	15,627	15,065	12,832	1,603	1,572

NET INCOME/(LOSS)	$3,437	$22,923	$19,623	$8,851	$(3,809)

Redeemable noncontrolling interest in income	335	365	373	373	394
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$149	$19,605	$16,297	$5,525	$(7,156)

Net income/(loss) per common share - basic	$0.00	$0.30	$0.26	$0.10	$(0.13)

Net income/(loss) per common share - diluted	$0.00	$0.30	$0.26	$0.10	$(0.13)

Weighted average shares outstanding - basic (2)	64,305	64,050	61,820	55,320	54,540

Weighted average shares outstanding - assuming dilution (2)	64,305	64,210	61,990	55,415	54,540

(1)	Details of earnings from discontinued operations, net:

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
Rental and ancillary income	$885	$3,410	$3,703	$4,460	$4,498
Real estate expenses	(369)	(1,376)	(1,464)	(1,633)	(1,640)
Provision for depreciation	(115)	(172)	(1,088)	(1,224)	(1,286)

Income from discontinued operations, net	$401	$1,862	$1,151	$1,603	$1,572

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
CALCULATION OF FFO

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$149	$19,605	$16,297	$5,525	$(7,156)
Add back/ exclude:
Depreciation from continuing operations	24,223	23,209	22,470	21,883	21,443
Depreciation from discontinued operations	115	172	1,088	1,224	1,286
Redeemable noncontrolling interest in income (1)	—	365	373	373	—
Depreciation from unconsolidated entities	501	524	486	480	472
Net (gain) on sales of discontinued operations	(15,226)	(13,203)	(11,681)	—	—
Less: Redeemable noncontrolling interests in income not convertible to common (1)	—	(105)	(105)	(105)	—

FUNDS FROM OPERATIONS (2)	$9,762	$30,567	$28,928	$29,380	$16,045

Allocation to participating securities (3)	$(35)	$(161)	$(199)	$(261)	$(151)

Weighted average shares and equivalents outstanding - assuming dilution	64,500	64,850	62,685	56,170	54,580

Funds from operations (per share)	$0.15	$0.47	$0.46	$0.52	$0.29

(1)	OP units were dilutive for the quarters ending September 30, 2010, June 30, and 2010, March 31, 2010. OP units were anti-dilutive for the quarters ending December 31, 2010 and December 31, 2009, but dilutive for the twelve months ending December 31, 2010.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(3)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
NON OPERATING EXPENSE ITEMS INCLUDED IN FFO

Net loss on extinguishment of debt	$22,949	—	$558	—	$870

Net loss extinguishment of debt - per share	$0.36	$0.00	$0.01	$0.00	$0.02
Acquisition costs	$211	$2,390	$470	$925	—

Acquisition costs - per share	$0.00	$0.04	$0.01	$0.02	$0.00
Severance cost	—	—	$1,300	—	$600

Severance cost - per share	$0.00	$0.00	$0.02	$0.00	$0.01
Abandonment cost	—	—	—	—	$12,900

Abandonment cost - per share	$0.00	$0.00	$0.00	$0.00	$0.24

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
CAPITAL EXPENDITURES

Recurring capital expenditures	$7,129	$5,679	$6,446	$3,797	$5,080

Average apartment units in period	21,615	21,906	21,649	21,523	21,345
Capital expenditures per apartment unit in period	$330	$259	$300	$176	$238
Capital expenditures per apartment unit-trailing four quarters	$1,065	$973	$986	$1,000	$945

Revenue enhancing rehabilitation costs	$1,801	$1,840	$1,178	$1,125	$1,545

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2010 and 2009

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q4 2010	Q4 2009	% Change	Q4 2010	Q4 2009	% Change
California
San Diego	3,958	$17,176	$17,287	-0.6%	$4,788	$4,667	2.6%
Inland Empire	1,807	6,542	6,386	2.4%	2,059	2,158	-4.6%
Orange County	3,469	14,652	14,776	-0.8%	4,601	4,474	2.8%
Los Angeles	2,263	10,068	9,991	0.8%	3,555	3,365	5.6%
San Francisco	3,152	15,423	15,117	2.0%	4,260	4,546	-6.3%

Subtotal; California	14,649	$63,861	$63,557	0.5%	$19,263	$19,210	0.3%

Pacific Northwest
Seattle	2,963	9,801	9,955	-1.5%	3,521	3,514	0.2%

Non-Core Markets (1)	1,302	3,647	3,501	4.2%	1,359	1,323	2.7%

Total Same-Store (2)	18,914	$77,309	$77,013	0.4%	$24,143	$24,047	0.4%

			Net Operating Income
	No. of Communities	No. of Units	Q4 2010	Q4 2009	% Change	% of Total
California
San Diego	13	3,958	$12,388	$12,620	-1.8%	23.3%
Inland Empire	7	1,807	4,483	4,228	6.0%	8.4%
Orange County	11	3,469	10,051	10,302	-2.4%	18.9%
Los Angeles	11	2,263	6,513	6,626	-1.7%	12.3%
San Francisco	10	3,152	11,163	10,571	5.6%	21.0%

Subtotal; California	52	14,649	$44,598	$44,347	0.6%	83.9%

Pacific Northwest
Seattle	11	2,963	6,280	6,441	-2.5%	11.8%

Non-Core Markets (1)	3	1,302	2,288	2,178	5.1%	4.3%

Total Same-Store (2)	66	18,914	$53,166	$52,966	0.4%	100.0%

			Net Operating Income
	No. of Communities	No. of units	Q4 2010	Q4 2009
“Non Same-Store” Summary
Acquired properties (3)	4	1,037	$3,386	—
Lease up properties (4)	5	1,367	3,933	2,294
Discontinued operations (5)	6	2,282	516	2,858
Joint venture income (6)	13	4,080	586	531
Commercial and Other (7)	n/a	n/a	(15)	(179)
Other income	n/a	n/a	681	876

Total Non Same-Store	28	8,766	$9,087	$6,380

Less Properties Sold 2009 & 2010	(6)	(2,282)

Total All Units / NOI	88	25,398	$62,253	$59,346

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting October 1, 2009.
(3)	Consists of NOI from four properties acquired after October 1, 2009.
(4)	Consists of NOI from five properties fully delivered and under lease up. Three of these properties are moving to same-store during 2011.
(5)	Includes results from four properties sold in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the three months ended December 31, 2010 and 2009 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months Ended December 31, 2010 and 2009

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2010	YTD 2009	% Change	YTD 2010	YTD 2009	% Change
California
San Diego	3,958	$68,923	$69,379	-0.7%	$19,832	$19,364	2.4%
Inland Empire	1,807	25,987	26,125	-0.5%	8,836	8,888	-0.6%
Orange County	3,469	58,539	60,511	-3.3%	18,445	17,912	3.0%
Los Angeles	2,263	40,374	40,736	-0.9%	13,622	13,834	-1.5%
San Francisco	3,152	61,366	62,391	-1.6%	17,495	17,216	1.6%

Subtotal; California	14,649	$255,189	$259,142	-1.5%	$78,230	$77,214	1.3%

Pacific Northwest
Seattle	2,963	39,521	42,043	-6.0%	14,627	14,091	3.8%

Non-Core Markets (1)	1,302	14,406	14,338	0.5%	5,712	5,643	1.2%

Total Same-Store (2)	18,914	$309,116	$315,523	-2.0%	$98,569	$96,948	1.7%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2010	YTD 2009	% Change	% of Total
California
San Diego	13	3,958	$49,091	$50,015	-1.8%	23.5%
Inland Empire	7	1,807	17,151	17,237	-0.5%	8.1%
Orange County	11	3,469	40,094	42,599	-5.9%	19.0%
Los Angeles	11	2,263	26,752	26,902	-0.6%	12.7%
San Francisco	10	3,152	43,871	45,175	-2.9%	20.8%

Subtotal; California	52	14,649	$176,959	$181,928	-2.7%	84.1%

Pacific Northwest
Seattle	11	2,963	24,894	27,952	-10.9%	11.8%

Non-Core Markets (1)	3	1,302	8,694	8,695	0.0%	4.1%

Total Same-Store (2)	66	18,914	$210,547	$218,575	-3.7%	100.0%

			Net Operating Income
	No. of Communities	No. of units	YTD 2010	YTD 2009
“Non Same-Store” Summary
Acquired properties (3)	4	1,037	$6,701	—
Lease up properties (4)	5	1,367	13,683	5,419
Discontinued operations (5)	6	2,282	7,618	14,128
Joint venture income (6)	13	4,080	2,178	2,329
Commercial and Other (7)	n/a	n/a	(284)	(549)
Other income	n/a	n/a	2,934	3,459

Total Non Same-Store	28	8,766	32,830	24,786

Less Properties Sold 2009 & 2010	(6)	(2,282)

Total All Units / NOI	88	25,398	$243,377	243,361

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least eight full quarters, starting January 1, 2009.
(3)	Consists of NOI from four properties acquired after January 1, 2009.
(4)	Consists of NOI from five properties fully delivered and under lease up. Three of these properties are moving to same-store during 2011.
(5)	Includes results from four properties sold in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the twelve months ended December 31, 2010 and 2009 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
California
San Diego	-0.5%	0.3%	-0.4%	-0.1%	0.1%
Inland Empire	0.5%	0.3%	0.7%	0.9%	-2.3%
Orange County	-0.3%	1.0%	-0.7%	-0.9%	-2.2%
Los Angeles	-1.3%	1.6%	-0.4%	0.8%	-1.6%
San Francisco	-1.5%	2.3%	2.2%	-0.9%	-2.5%

Subtotal; California	-0.7%	1.2%	0.3%	-0.2%	-1.6%

Pacific Northwest
Seattle	-1.3%	-0.4%	1.4%	-1.3%	-4.2%
Non-Core Markets (1)	0.0%	2.0%	1.3%	0.9%	-2.2%

Total Same Store (3)	-0.8%	1.0%	0.5%	-0.3%	-2.0%

EXPENSES (2)
	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
California
San Diego	-3.7%	1.0%	-4.3%	10.3%	-3.5%
Inland Empire	-11.0%	2.7%	2.1%	2.3%	-5.0%
Orange County	-4.4%	6.0%	1.1%	0.4%	-1.2%
Los Angeles	5.4%	-2.0%	5.9%	-3.4%	-5.8%
San Francisco	-3.1%	-2.3%	3.7%	-4.6%	6.5%

Subtotal; California	-3.1%	1.1%	1.2%	1.2%	-1.4%

Pacific Northwest
Seattle	-5.1%	-4.6%	10.9%	-0.2%	-3.1%
Non-Core Markets (1)	-7.6%	5.2%	-5.8%	12.2%	-15.4%

Total Same Store (3)	-3.6%	0.4%	2.1%	1.6%	-2.5%

NET OPERATING INCOME
	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
California
San Diego	-0.8%	0.1%	1.3%	-3.9%	1.4%
Inland Empire	6.8%	-0.9%	0.0%	0.2%	-0.9%
Orange County	1.7%	-1.2%	-1.5%	-1.4%	-2.7%
Los Angeles	-4.6%	3.5%	-3.3%	2.9%	0.7%
San Francisco	-0.9%	4.2%	1.6%	0.6%	-5.9%

Subtotal; California	0.3%	1.2%	-0.1%	-0.8%	-1.7%

Pacific Northwest
Seattle	1.0%	2.4%	-3.8%	-1.9%	-4.8%
Non-Core Markets (1)	5.1%	-0.1%	6.4%	-5.9%	8.0%

Total Same Store (3)	0.6%	1.3%	-0.3%	-1.2%	-1.7%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 18,914 units for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” properties

For the period ending December 31, 2010

Q4’10 vs. Q3’10 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue

	units	Q4 2010	Q3 2010	% Change	Q4 2010	Q3 2010	% Change	Q4 2010	Q3 2010	% Change
San Diego	3,958	1,524	1,524	0.0%	94.9%	95.4%	-0.5%	17,176	17,264	-0.5%
Inland Empire	1,807	1,253	1,249	0.4%	96.3%	96.2%	0.1%	6,542	6,511	0.5%
Orange County	3,469	1,476	1,477	-0.1%	95.4%	95.6%	-0.2%	14,652	14,695	-0.3%
Los Angeles	2,263	1,563	1,560	0.2%	94.9%	96.3%	-1.4%	10,068	10,198	-1.3%
San Francisco	3,152	1,713	1,702	0.7%	95.2%	97.3%	-2.1%	15,423	15,660	-1.5%
Seattle	2,963	1,159	1,161	-0.1%	95.1%	96.2%	-1.1%	9,801	9,929	-1.3%

Non Core Markets	1,302	966	961	0.6%	96.6%	97.2%	-0.6%	3,647	3,648	0.0%

Same Store	18,914	1,430	1,427	0.2%	95.3%	96.2%	-0.9%	77,310	77,905	-0.8%

Q4’10 vs. Q4’09 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue

	units	Q4 2010	Q4 2009	% Change	Q4 2010	Q4 2009	% Change	Q4 2010	Q4 2009	% Change
San Diego	3,958	1,524	1,504	1.4%	94.9%	96.8%	-1.9%	17,176	17,287	-0.6%
Inland Empire	1,807	1,253	1,239	1.2%	96.3%	95.1%	1.2%	6,542	6,386	2.4%
Orange County	3,469	1,476	1,482	-0.4%	95.4%	95.8%	-0.4%	14,652	14,776	-0.8%
Los Angeles	2,263	1,563	1,544	1.2%	94.9%	95.3%	-0.4%	10,068	9,991	0.8%
San Francisco	3,152	1,713	1,681	1.9%	95.2%	95.1%	0.1%	15,423	15,117	2.0%
Seattle	2,963	1,159	1,198	-3.2%	95.1%	93.5%	1.6%	9,801	9,955	-1.5%

Non Core Markets	1,302	966	953	1.3%	96.6%	93.8%	2.8%	3,647	3,501	4.2%

Same Store	18,914	1,430	1,423	0.5%	95.3%	95.4%	-0.1%	77,310	77,012	0.4%

YTD 2010 vs. YTD 2009 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue

	units	YTD 12/31/10	YTD 12/31/09	% Change	YTD 12/31/10	YTD 12/31/09	% Change	YTD 12/31/10	YTD 12/31/09	% Change
San Diego	3,958	1,520	1,528	-0.5%	95.5%	95.6%	-0.1%	68,923	69,379	-0.7%
Inland Empire	1,807	1,247	1,276	-2.3%	96.1%	94.4%	1.7%	25,987	26,125	-0.5%
Orange County	3,469	1,475	1,539	-4.1%	95.3%	94.5%	0.9%	58,539	60,511	-3.3%
Los Angeles	2,263	1,551	1,612	-3.8%	95.9%	93.1%	2.8%	40,374	40,736	-0.9%
San Francisco	3,152	1,687	1,748	-3.5%	96.2%	94.4%	1.8%	61,366	62,391	-1.6%
Seattle	2,963	1,164	1,265	-8.0%	95.5%	93.5%	2.0%	39,521	42,043	-6.0%

Non Core Markets	1,302	959	985	-2.6%	96.1%	93.1%	3.0%	14,406	14,338	0.5%

Same Store	18,914	1,423	1,474	-3.5%	95.7%	94.3%	1.4%	309,115	315,522	-2.0%

(1)	Average revenue per unit includes rental and ancillary income earned on occupied units during the period. Ancillary income per occupied unit totals approximately $50 per unit per month. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied units at contract rates and vacant units at market rents. Vacancy loss is determined by valuing vacant units at current market rents.

BRE Properties, Inc.

“Same-Store” New Lease and Renewal Metrics

As of December 31, 2010 and 2009

Sequential “Same-Store” New Lease Transaction Summary

		Transacted
	Move-ins	Effective Rent(1)			Market Rent(2)			% Discount - effective rent to market rent(3)
	Q4 2010	Q4 2010	Q3 2010		Q4 2010	Q3 2010		Q4 2010	Q3 2010
California
San Diego	574	$1,457	$1,460	-0.2%	$1,478	$1,475	0.2%	-1.5%	-1.0%
Inland Empire	231	1,225	1,241	-1.3%	1,233	1,244	-0.9%	-0.6%	-0.3%
Orange County	439	1,471	1,444	1.9%	1,486	1,499	-0.9%	-1.0%	-3.7%
Los Angeles	249	1,557	1,514	2.9%	1,585	1,537	3.1%	-1.8%	-1.5%
San Francisco	394	1,697	1,751	-3.1%	1,717	1,759	-2.3%	-1.2%	-0.4%

Subtotal; California	1,887	$1,495	$1,497	-0.1%	$1,514	$1,520	-0.4%	-1.3%	-1.5%

Pacific Northwest
Seattle	301	1,140	1,117	2.1%	1,191	1,139	4.6%	-4.3%	-1.9%

Non-Core Markets	173	962	920	4.6%	972	934	4.1%	-1.0%	-1.5%

Total Same Store	2,361	$1,411	$1,406	0.4%	$1,433	$1,428	0.4%	-1.5%	-1.5%

(1)	Represents leased rent per unit less the monthly value of concessions awarded on new leases signed during the period (renewals are excluded).
(2)	Represents monthly market rent on the date leases noted above were signed. Market rents on leases signed may differ from overall community level market rent due to the weighting of units leased (1 bedrooms vs. 2’s etc.) during the period.
(3)	Represents discount realized from market rent levels on new leases signed during the quarter.

Renewal Lease Data by Market Q4’10
	Renewals
	Q4 2010	Q4 ‘10(4) Effective	Expiring(5) Effective
California
San Diego	384	$1,539	$1,500	2.6%
Inland Empire	198	1,228	1,187	3.4%
Orange County	539	1,428	1,390	2.7%
Los Angeles	228	1,592	1,517	4.9%
San Francisco	336	1,694	1,622	4.5%

Subtotal; California	1,685	$1,505	$1,457	3.3%

Pacific Northwest
Seattle	348	1,142	1,096	4.2%

Non-Core Markets	203	1,012	970	4.4%

Total Same Store	2,236	$1,404	$1,357	3.5%

(4)	Represents leased rent per unit less the monthly value of concessions awarded on renewals signed during the quarter.
(5)	Represents leased rent per unit less the monthly value of concessions awarded on the prior lease that expired during the quarter.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of December 31, 2010 and 2009

	No. of Units	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
		Q4’10	Q4’09	% Change	Q4’10	Q4’09	2010	2009
California
San Diego	3,958	$1,488	$1,494	-0.4%	95.0%	96.8%	70%	69%
Inland Empire	1,807	1,254	1,245	0.8%	96.4%	94.6%	62%	69%
Orange County	3,469	1,467	1,527	-3.9%	95.4%	95.8%	60%	62%
Los Angeles	2,263	1,590	1,542	3.0%	95.4%	95.3%	59%	63%
San Francisco	3,152	1,759	1,739	1.1%	95.6%	95.2%	56%	65%

Subtotal; California	14,649	$1,528	$1,531	-0.2%	95.5%	95.7%	62%	66%

Pacific Northwest

Seattle	2,963	1,181	1,135	4.1%	95.2%	93.1%	55%	60%

Non-Core Markets (1)	1,302	987	944	4.5%	96.8%	93.4%	65%	63%

Total/Average Same Store (5)	18,914	$1,437	$1,429	0.5%	95.5%	95.2%	61%	65%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the number of units turned over for the annual period, divided by the number of units in the region.
(5)	Consists of stabilized properties owned by BRE for at least five full quarters, starting October 1, 2009.

“Non Same-Store” Operating Metrics

Acquisition, development, held for sale and joint venture communities -Q4’10

		Number of Units
	ACQ	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	500	604	—	—	1,104	$1,947	94.1%
San Diego	194	—	—	—	194	1,777	94.3%
San Francisco	343	270	—	—	613	1,850	85.2%
Sacramento	—	—	—	236	236	1,160	98.0%

Pacific Northwest
Seattle	—	493	—	—	493	1,590	94.8%

Mountain/Desert Markets
Phoenix	—	—	—	1,248	1,248	808	96.8%
Denver	—	—	—	2,596	2,596	972	96.2%

Total/Average Non-Same Store	1,037	1,367	—	4,080	6,484	$1,267	94.8%

Total/Average Portfolio					25,398	$1,393	95.3%

BRE Properties, Inc.

Debt Summary as of December 31, 2010

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE
	Secured Debt		Unsecured Debt					Weighted
	Amortization	Balloon	Floating		Fixed		Total	Avg. Rate(1)	% of Debt
Year
2011	$2,127	$—	$—		$48,545		$50,672	7.58%	2.8%
2012	1,236	65,507	209,000	(2)	35,000	(3)	310,743	3.14%	17.3%
2013	872	29,639	—		40,018		70,529	6.48%	3.9%
2014	3,839	—	—		50,000		53,839	4.82%	3.0%
2015	7,962	—	—		—		7,962	5.65%	0.4%
2016	9,041	—	—		—		9,041	5.65%	0.5%
2017	9,307	—	—		300,000		309,307	5.61%	17.2%
2018	9,853	—	—		—		9,853	5.65%	0.5%
2019	6,492	317,975	—		—		324,467	5.60%	18.2%
2020	3,346	343,646	—		—		346,992	5.62%	19.4%
2021	—	—	—		300,000		300,000	5.31%	16.8%

Total	$54,075	$756,767	$209,000		$773,563		$1,793,405	5.20%	100%

WEIGHTED AVERAGE COST OF DEBT
			Weighted	Weighted	Percentage
	Balance		Avg. Term	Avg. Rate	Total Debt
Fixed Rate
Unsecured	$738,563		7.00	5.65%	41.2%
Convertible (unsecured)	34,513	(3)	1.14	6.01%	1.9%
Secured	810,842		8.00	5.60%	45.2%

	$1,583,918		7.39	5.63%	88.3%
Floating Rate
Unsecured	209,000		1.75	1.91%	11.7%

Total Debt	$1,792,918		6.73	5.20%	100.0%

CAPITALIZED INTEREST
	4Q 2010	4Q 2009
Interest capitalized	$2,749	$3,526

	YTD ‘10	YTD ‘09
Interest capitalized	$11,977	$16,330

SENIOR UNSECURED DEBT RATING As of February 7, 2011

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB-	(stable	)

SELECTED DEBT COVENANTS AND CREDIT RATIOS

	Requirement	Actual
Total Debt to Gross Assets	<60%	47.2%
Total Secured Debt to Total Assets	<40%	21.4%
Total Unencumbered Assets to Unsecured Debt	>1.6	2.75
Minimum Fixed Charge Coverage	>1.5	2.12
Unencumbered NOI	N/A	69.4%

SUMMARY OF PREFERRED SHARES

4Q 2010
Total preferred shares outstanding	7,000
Liquidation value	$175,000
Dividend yield at par	6.75%

(1)	Represents the weighted average effective interest rates of BRE’s debt maturities in the year in which they become due.
(2)	Outstanding balance under $750 million senior unsecured line of credit priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents $35 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance effective January 2009.

BRE Properties, Inc.

Development Communities and Land Held for Development

December 31, 2010

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred	Estimated Cost	Balance to Complete	Product Type
Lawrence Station
Sunnyvale, CA	336	$29.1	$110.6	81.5	Podium

Total CIP	336	$29.1	$110.6	$81.5

LAND UNDER DEVELOPMENT (1)	Number of Units	Cost Incurred	Estimated Cost (2)	Product Type
Wilshire La Brea (3)
Los Angeles, CA	470	$108.3	TBR	Podium
Pleasanton
Pleasanton, CA	240	16.4	TBR	Garden
Park Viridian II
Anaheim, CA	250	27.1	TBR	Wrap
Town and Country
Sunnyvale, CA	280	26.3	TBR	Wrap
Aviara
Mercer Island, WA (4)	166	5.5	TBR	Wrap

Total Land Owned	1,406	$183.6	$635.5

LAND UNDER CONTRACT (5)	Number of Units	Cost Incurred (6)	Estimated Cost	Product Type
Walnut Creek BART
Walnut Creek, CA	361	8.4	133.0	Podium

Total	361	$8.4	$133.0

(1)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress.
(2)	Reflects the aggregate cost estimates; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(3)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(4)	During the fourth quarter, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is approximately $664,000.
(5)	Land under contract represents land parcels for which we have a signed agreement by which we have the right to acquire or lease the land, made a non refundable deposit and commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the consolidated Balance Sheets.
(6)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A

Share Analysis as of December 31, 2010

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010	Qtr. Ended 3/31/2010	Qtr. Ended 12/31/2009
Weighted Average
Weighted average shares outstanding (1)	64,305	64,050	61,820	55,320	54,540
Weighted average OP units (2)	—	640	695	755	—
Dilutive effect of stock based awards	195	160	170	95	40

Diluted shares - FFO (2)	64,500	64,850	62,685	56,170	54,580
Less: Anti-dilutive OP Units (3)	—	(640)	(695)	(755)	—
Less: Anti-dilutive stock based awards (3)	(195)	—	—	—	—

Diluted shares - EPS (4)	64,305	64,210	61,990	55,415	54,540

	YTD 12/31/2010	YTD 12/31/2009
Weighted Average
Weighted average shares outstanding (1)	61,420	52,760
Weighted average OP units	685	780
Dilutive effect of stock based awards	175	1

Diluted shares - FFO	62,280	53,541
Less: Anti-dilutive OP Units (3)	(685)	(780)
Less: Anti-dilutive stock based awards (3)	(175)	—

Diluted shares - EPS (4)	61,420	52,761

	As of 12/31/2010	As of 9/30/2010	As of 6/30/2010	As of 3/31/2010	As of 12/31/2009
Ending
Shares outstanding at end of period	64,675	64,088	64,022	55,663	55,137
OP units at end of period	615	639	639	715	771
Dilutive effect of stock based awards	170	160	175	95	40

Total	65,460	64,887	64,836	56,473	55,948

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010	Qtr. Ended 3/31/2010	Qtr. Ended 12/31/2009
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarters ended December 31, 2010 and December 31, 2009, and therefore are not included in shares calculation.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit B

2011 Financial Outlook

2011: EPS & FFO per share guidance

	Low End	High End
Earnings per share	$0.52	$0.64
Depreciation per share	$1.54	$1.54
Funds from operations per share	$2.06	$2.18

2011: Same-store outlook
	Low End	High End
Same-store revenue (2011 vs 2010)	3.00%	4.25%
Same-store expense (2011 vs 2010)	3.00%	2.00%
Same-store net operating income (2011 vs 2010)	3.00%	5.31%

2011: Other elements of guidance

2011 Same-store and non same-store pools
	Communities	Units
Ending 2010 Communities
Same-store	66	18,914

Non same-store
Lease-up communities	5	1,367
Acquisition communities (acquired in 2010)	4	1,037
Renovation communities	0	0

2011 pool adjustments
2010 lease-up communities moved to 2011 same-store	3	801
2010 same-store communities moved to 2011 renovation	1	440

2011 Communities
Same-store	68	19,275

Non same-store
Lease-up communities	2	566
Acquisition communities (acquired in 2010)	4	1,037
Renovation communities	1	440

Operating and capital elements	Level / Range
Occupancy (same-store)	95.5%
LIBOR (average)	50 - 60 bps

Acquisitions	$55,000,000
Dispositions	—	—
Development advances	$90,000,000 - $120,000,000
Capitalized interest	$11,500,000 - $12,500,000
Recurring capital expenditures	$20,000,000 - $22,000,000

Capital - Combined debt and equity issuance	$350,000,000 - $450,000,000

Detail of increase in shares outstanding	Low End	High End
Weighted average shares outstanding 2010	62,280,000	62,280,000
Impact of shares issued in 2010 weighted avg. outstanding for 2011	2,814,000	2,814,000
Impact of additional share issuance in 2011 Outlook (weighted avg.)	706,000	1,906,000

2011 Outlook weighted average shares outstanding	65,800,000	67,000,000

BRE Properties, Inc.	Exhibit B, continued

2011: Detail of financial outlook line items against comparable 2010 actual results

(dollar amounts in thousands)

	2010 Actual	2011 Low End		2011 High End
Rental and ancillary revenues
Same-store (1)	$318,201	$327,747	3.00%	$331,725	4.25%

Non same-store (1)
Lease-up communities	5,636	10,350		10,700
Acquisition communities	10,191	22,948		23,227
Renovation communities	6,853	6,900		6,900
Commercial & other	1,091	400		400

Total rental and ancillary revenues	341,973	368,345		372,952

Real estate expenses
Same-store (1)	101,999	105,059	3.00%	104,039	2.00%

Non same-store (1)
Lease-up communities	2,479	3,600		3,600
Acquisition communities	3,491	7,775		7,680
Renovation communities	1,983	2,000		2,000
Commercial & other	1,375	1,100		1,100

Total real estate expenses	111,326	119,534		118,419

Property level net operating income
Same-store (1)	216,202	222,688	3.00%	227,686	5.31%

Non same-store (1)
Lease-up communities	3,157	6,750		7,100
Acquisition communities	6,701	15,173		15,547
Renovation communities	4,870	4,900		4,900
Commercial & other	(284)	(700)		(700)

Total property level net operating income	230,646	248,811		254,533

2011 acquisition communities (net) (2)	0	1,700		1,700

Non real estate expenses
Provision for depreciation	91,784	100,500		100,500
General & administrative	20,570	22,750		21,250
Interest expense	84,894	85,000		82,000
Other expenses	5,298	0		0
Loss on retirement of debt	23,507	0		0

Total non real estate expenses	226,052	208,250		203,750

Partnership and other income
Partnership income	2,178	2,175		2,275
Other income non property related	2,934	1,800		1,900

Total partnership and other income	5,113	3,975		4,175

Discontinued operations - communities sold
Net operating income	7,618	0		0
Depreciation	(2,600)	0		0
Gain on sales of discontinued operations	40,111	0		0

Total discontinued operations	45,128	0		0

Redeemable noncontrolling interest in income	1,446	1,350		1,350
Preferred stock dividends	11,813	11,813		11,813

Net income available to common shareholders	$41,577	$33,074		$43,495

Reconciliation to funds from operations
Depreciation from continuing and discontinued ops	94,384	100,500		100,500
Depreciation from unconsolidated entities	1,991	2,000		2,000
Convertible redeemable noncontrolling interests in income	1,027	925		925
Gain on sales of discontinued operations	(40,111)	0		0

Funds from operations	$98,868	$136,499		$146,920

Numerator adjustment for EITF 03-06-01	(543)	(800)		(800)

Diluted shares outstanding - FFO	62,280	65,800		67,000

FFO per common share	$1.58	$2.06		$2.18

(1)	2010 Actual Same-store and Non Same-store communities are presented to reflect results for the comparable 2011 community pool composition.

(2)	Net operating income from a property we expect to acquire in 2011, shown net of related expensed acquistion costs.

BRE Properties, Inc.	Exhibit C

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 12/31/2010	Quarter Ended 12/31/2009	Twelve Months Ended 12/31/2010	Twelve Months Ended 12/31/2009
Net income/(loss) available to common shareholders	$149	$(7,156)	$41,576	$50,642
Depreciation from continuing operations	24,223	21,443	91,784	82,906
Depreciation from discontinued operations	115	1,286	2,600	5,513
Redeemable noncontrolling interest in income (1)	—	—	1,446	1,885
Depreciation from unconsolidated entities	501	472	1,991	1,841
Net gain on investments	(15,226)	—	(40,111)	(21,574)
Less: Redeemable noncontrolling interest in income not convertible into common shares (1)	—	—	(420)	(424)

Funds from operations	$9,762	$16,045	$98,866	$120,789

Allocation to participating securities - diluted FFO (2)	$(35)	$(151)	$(544)	$(1,233)

Allocation to participating securities - diluted EPS (2)	$25	$98	$(165)	$(458)

Diluted shares outstanding - EPS (3)	64,305	54,540	61,420	52,761
Net income per common share - diluted	$—	$(0.13)	$0.67	$0.95

Diluted shares outstanding - FFO (3)	64,500	54,580	62,280	53,541
FFO per common share - diluted	$0.15	$0.29	$1.58	$2.23

(1)	OP units are dilutive for the twelve months ending December 31, 2010 and December 31, 2009, but anti-dilutive for the quarters ending December 31, 2010 and December 31, 2009.
(2)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(3)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit C, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 12/31/2010	Quarter Ended 12/31/2009	Twelve Months Ended 12/31/2010	Twelve Months Ended 12/31/2009
Net income/(loss) available to common shareholders	$149	$(7,156)	$41,576	$50,642
Interest, including discontinued operations	21,428	21,292	84,894	82,734
Depreciation, including discontinued operations	24,338	22,729	94,384	88,419

EBITDA	45,915	36,865	220,854	221,795
Redeemable noncontrolling interest in income	335	394	1,446	1,885
Net gain on sales	(15,226)	—	(40,111)	(21,574)
Dividends on preferred stock	2,953	2,953	11,813	11,813
Other expenses	211	13,522	5,298	13,522
Net loss/(gain) on extinguishment of debt	22,949	870	23,507	(1,470)

Adjusted EBITDA	$57,138	$54,604	$222,807	$225,971

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 12/31/2010	Quarter Ended 12/31/2009	Twelve Months Ended 12/31/2010	Twelve Months Ended 12/31/2009
Net income/(loss) available to common shareholders	$149	$(7,156)	$41,576	$50,642
Interest, including discontinued operations	21,428	21,292	84,894	82,734
Depreciation, including discontinued operations	24,338	22,729	94,384	88,419
Redeemable noncontrolling interest in income	335	394	1,446	1,885
Net gain on sales	(15,226)	—	(40,111)	(21,574)
Dividends on preferred stock	2,953	2,953	11,813	11,813
General and administrative expense	5,116	4,742	20,570	17,390
Other expenses	211	13,522	5,298	13,522
Net loss/(gain) on extinguishment of debt	22,949	870	23,507	(1,470)

NOI	$62,253	$59,346	$243,377	$243,361

Less Non Same-Store NOI	9,087	6,380	32,830	24,786

Same-Store NOI	$53,166	$52,966	$210,547	$218,575